MANNING & NAPIER FUND, INC.

Supplement dated May 1, 2012 to the Summary Prospectus dated March 1,

2012 for the Pro-Blend Conservative Term Series – Class S

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

This supplement addresses an upcoming enhancement expected to be made to the Manning & Napier Fund, Inc. Pro-Blend Conservative Term Series effective in June 2012:

1.	Effective on or about June 5, 2012, the Series’ investment goal will be changed to the following:

The Series’ primary objective is to provide preservation of capital, and its secondary objectives are to provide income and long-term growth of capital.

2.	Effective on or about June 5, 2012, the principal investment strategy of the Pro-Blend Conservative Term Series with respect to its investments in equity securities will change to include (i) a greater emphasis on dividend-paying common stocks, which will be selected using a quantitative method, and (ii) a larger allocation to securities of issuers in the real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).

In addition to the foregoing, the legend on the first page of the Summary Prospectus is hereby deleted and replaced by the following:

This is the Summary Prospectus of the Pro-Blend Conservative Term Series – Class S Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www. manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus of the Class S Shares of the Series dated March 1, 2012, as supplemented April 23, 2012, and the statement of additional information dated March 1, 2012 are each incorporated by reference into this Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Summary Supp 05/2012